--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

  Filed by the Registrant                                                    [X]

  Filed by a Party other than the Registrant                                 [ ]

Check the appropriate box:

  [ ] Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

  [X] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ------------------------------------

                          CHIEFTAIN INTERNATIONAL INC.
                (Name of Registrant as specified in its Charter)

         --------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     [LOGO]       CHIEFTAIN
                  INTERNATIONAL, INC.

                  1201 TD Tower
                  10088 - 102 Avenue
                  Edmonton, Alberta, Canada
                  T5J 2Z1

                  Telephone (780) 425-1950
                  Facsimile (780) 429-4681



Notice of Annual Meeting of Shareholders to be held on Thursday, May 13, 1999


The annual meeting of the shareholders of Chieftain International, Inc. ("the Company") will be held in the Marlboro Room of The Westin Hotel, 10135 - 100 Street, Edmonton, Alberta, Canada on Thursday, May 13, 1999 at 10:30 a.m. (Edmonton time) to receive and consider the annual report for the year ended December 31, 1998, the financial statements as at and for the year ended December 31, 1998, and the report of the auditors on the financial statements, and in addition for the following purposes:

1.      to elect three directors;

2. to appoint auditors of the Company until the close of the next annual meeting;

3.      to reconfirm the Shareholder Rights Plan; and

4. to transact all such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on the 24th day of March, 1999 as the record date for the determination of shareholders who are entitled to notice of and to vote at the annual meeting. The share transfer books will not be closed.

If you are unable to attend the meeting in person, please complete, date and sign the enclosed form of proxy and mail it promptly in the enclosed postage-paid envelope.


                                            By order of the Board of Directors



                                            /s/ Esther S. Ondrack
                                               ---------------------------------
                                               Esther S. Ondrack
                                               Senior Vice President and
March 11, 1999                                 Secretary

     [LOGO]       CHIEFTAIN
                  INTERNATIONAL, INC.

                  1201 TD Tower
                  10088 - 102 Avenue
                  Edmonton, Alberta, Canada
                  T5J 2Z1

                  Telephone (780) 425-1950
                  Facsimile (780) 429-4681


                              INFORMATION CIRCULAR


SOLICITATION OF PROXIES

This Information Circular and the accompanying Notice of Meeting and form of proxy are being mailed to shareholders on or about March 29, 1999 in connection with the solicitation of proxies by the management of Chieftain International, Inc. (hereinafter called the "Company") to be voted at the annual meeting of shareholders (the "meeting") to be held at 10:30 a.m., Edmonton time, in the Marlboro Room of The Westin Hotel, 10135 - 100 Street, Edmonton, Alberta, Canada on Thursday, May 13, 1999. The Directors have fixed the close of business on March 24, 1999 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting.

The solicitation will be primarily by mail and electronic means and the cost will be borne by the Company. In addition, the Company will reimburse banks, brokerage houses and other custodians, nominees or fiduciaries for reasonable expenses incurred by them in forwarding proxy material to their principals to obtain authorization for the execution of proxies.

All shares represented by proxy will be voted, provided that instruments of proxy are received by CIBC Mellon Trust Company, registrar and transfer agent, at its office at 600, 333 - 7th Avenue S.W., Calgary, Alberta, Canada, T2P 2Z1, or by the Company at its principal office at 1201 TD Tower, 10088 - 102 Avenue, Edmonton, Alberta, Canada, T5J 2Z1, no later than 10:30 a.m., May 12, 1999.

The Company's accounts are maintained, and all dollar amounts herein are stated, in United States dollars. The average rates of exchange for Canadian dollars per US$1.00 during 1997, 1998 and during the period January 1 to February 26, 1999, were $1.384, $1.4831 and $1.5083, respectively. The rates on December 31, 1997, December 31, 1998, and February 26, 1999 were $1.4291, $1.5305 and $1.5074, respectively.

APPOINTMENT AND REVOCATION OF PROXIES

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY ARE DIRECTORS AND OFFICERS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM OR HER AT THE MEETING AND HE OR SHE MAY EXERCISE THIS RIGHT BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

The instrument appointing a proxy shall be in writing and signed by the shareholder or the shareholder's attorney authorized in writing. If the shareholder is a corporation, the document must carry the signature of a duly authorized officer or attorney thereof.

A registered shareholder who has deposited a proxy has the power to revoke it. A proxy may be revoked by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such meeting on the day of the meeting or adjournment thereof, and upon either of such deposits the proxy is revoked. In addition, a proxy may be revoked in any other manner permitted by law.

EXERCISE OF DISCRETION BY PROXY

The person named in the enclosed proxy will vote the shares in respect of which he or she is appointed in accordance with the direction of the shareholder appointing him or her. In the absence of specific direction, such shares will be voted in favor of the election of the directors and the appointment of the auditors named in this information circular and in favor of the resolution to reconfirm the Shareholder Rights Plan. If any amendments or variations in the matters identified in the notice of meeting or if any other matters properly come before the meeting or any adjournment or adjournments thereof, the proxy confers discretionary authority upon the shareholder's nominee to vote on such amendments or variations or such other matters in accordance with his or her best judgment. Proxies will not be voted with respect to any material amendment or any material variation of the matters which come before the meeting. At the date of the notice of meeting, management knows of no such amendment or variation or other matter to come before the meeting.

VOTING SHARES

The registered holders of the outstanding common shares of the Company of record at the close of business on March 24, 1999 are entitled to notice of and to vote at the meeting. The number of common shares outstanding on December 31, 1998 and on February 26, 1999 was 13,355,891. Each common share entitles the registered holder thereof to one vote, which may be given in person or by proxy. Approval of each matter to come before the meeting requires an affirmative vote by the holders of a majority of the shares voted at the meeting, whether in person or by proxy. The quorum for the meeting is two persons present and holding or representing by proxy at least one-third of the issued shares of the Company for the time being having voting rights.

SHARE OWNERSHIP

The following table describes those shareholders which, to the knowledge of the Company, own beneficially, as at February 26, 1999, more than 5 percent of the outstanding common shares of the Company:

                                                               Amount and Nature of
                                                                    Beneficial
                     Name and Address                          Ownership of Common
                   Of Beneficial Owner                                Shares                   Percent of Class
                   -------------------                                ------                   ----------------
Warburg Pincus Asset Management, Inc.
466 Lexington Avenue                                               985,500(1)                        7.3
New York, N.Y.  10017

OppenheimerFunds Inc.
Two World Trade Center, Suite 3400                                 919,600(2)                        6.9
New York, New York  10048-0203

Stanley A. Milner
President and Chief Executive Officer of the Company               739,618(3)                        5.5
1201 TD Tower, 10088 - 102 Avenue
Edmonton, Alberta,  Canada  T5J  2Z1

Strong Capital Management, Inc.
100 Heritage Reserve                                               681,900(4)                        5.1
Menomonee Falls, Wisconsin  53051


(1) The information is based on filings with the Securities and Exchange Commission on Schedule 13-G according to which the beneficial owner has sole dispositive power with respect to 985,500 common shares, sole voting power with respect to 584,000 shares and shared voting power with respect to 370,400 shares.

(2) The information is based on filings with the Securities and Exchange Commission on Schedule 13-G according to which the beneficial owner has shared dispositive power with respect to 919,600 shares.

(3) Includes 143,333 shares issuable upon exercise of options exercisable within 60 days and 48,750 shares issuable upon conversion of Chieftain International Funding Corp. $1.8125 Convertible Redeemable Preferred shares.

(4) The information is based on filings with the Securities and Exchange Commission on Schedule 13-G according to which the beneficial owner has sole dispositive power with respect to 681,900 common shares and sole voting power with respect to 212,100 shares.

The table below indicates the number of the Company's common shares and the Chieftain International Funding Corp. $1.8125 Convertible Redeemable Preferred Shares (the "preferred shares") owned by (i) the directors (including those nominated for election); (ii) the Named Executive Officers as defined on page 5; and (iii) all directors and officers as a group. The common shares shown as issuable upon exercise of options are issuable within 60 days. Each preferred share is convertible into 1.25 common shares of the Company.


                                                        SHARES BENEFICIALLY OWNED AS AT FEBRUARY 26, 1999

                                                            Percent of Class
                                          Common Shares            (1)            Preferred Shares      Percent of Class
                                          -------------      ----------------     ----------------      ----------------
Stephen C. Hurley                            86,323(2)              -                    -                     -

Hugh J. Kelly                                32,666(3)              -                 10,000                   -

John E. Maybin                               32,666(4)              -                    -                     -

Stanley A. Milner                           690,868(5)             5.1                39,000                  1.4

David E. Mitchell                            41,666(3)              -                    -                     -

Louis G. Munin                               35,666(3)              -                  2,000                   -

Esther S. Ondrack                           109,703(6)              -                    -                     -

Stuart T. Peeler                             14,466(7)              -                 30,000                  1.1

Edward L. Hahn(8)                            39,263(9)              -                    -                     -

Ronald J. Stefure(10)                        37,647(11)             -                    -                     -

All directors and officers as a group     1,197,806(12)            8.4                81,000                  3.0

(1)  Percentages of less than one are omitted.                      (8)  E.L. Hahn is Senior Vice President, Finance and
                                                                         Treasurer of the Company.
(2)  Includes 83,333 shares issuable upon exercise of options.
                                                                    (9)  Includes 30,833 shares issuable upon exercise of
(3)  Includes 31,666 shares issuable upon exercise of options.           options.

(4)  Includes 31,166 shares issuable upon exercise of options.      (10) R. J. Stefure is Vice President and Controller of the
                                                                         Company.
(5)  Includes 143,333 shares issuable upon exercise of options.
                                                                    (11) Includes 36,666 shares issuable upon exercise of
(6)  Includes 87,500 shares issuable upon exercise of options.           options.

(7)  Shares issuable upon exercise of options.                      (12) Includes 558,961 shares issuable upon exercise of
                                                                         options.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held four regularly scheduled meetings during the year ended December 31, 1998. Each member of the Board of Directors including those nominated for election attended all of the meetings of the Board of Directors and of the committees on which he or she served during 1998. The Company has standing Audit, Nominating and Corporate Governance, Compensation and Pension Committees of the Board of Directors. The members of the committees are appointed by the full Board upon recommendation of the Nominating and Corporate Governance Committee.

AUDIT COMMITTEE

The Audit Committee, which during 1998 consisted of L.G. Munin as Chairman and J.E. Maybin, D.E. Mitchell and S.T. Peeler, all non-employee directors, held four meetings during 1998. The primary function of the Audit Committee is to assist the Board of Directors in providing corporate oversight in the areas of financial reporting, internal control and the audit process. In connection with these reviews it meets alone with Company personnel and with the independent auditors who have access to the Committee at any time. The Committee recommends to the Board for its approval the annual appointment of external auditors.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is comprised of J.E. Maybin as Chairman and D.E. Mitchell, L.G. Munin and S.T. Peeler. This Committee assists the Board by reviewing corporate governance and Board nomination matters and making recommendations to the Board as appropriate. The Committee met once during 1998 to consider the size and composition of the Board of Directors, nominees for the election of directors at the 1998 annual meeting and corporate governance practices.

COMPENSATION COMMITTEE

The Compensation Committee is comprised of S.T. Peeler as Chairman and H.J. Kelly, J.E. Maybin and D.E. Mitchell, none of whom are officers of the Company, with the exception of D. E. Mitchell, who is the non-executive Chairman of the Board. The primary function of the Compensation Committee is to assist the Board of Directors by reviewing compensation matters and making recommendations to the Board with respect to compensation arrangements and benefit plans for officers of the Company and with respect to the Company's Share Option Plan and by reviewing and approving compensation budgets, benefits plans and policies, salaries of certain non-officer employees and succession planning. The Compensation Committee met twice in 1998.

PENSION COMMITTEE

The Pension Committee is comprised of H.J. Kelly as Chairman, E.L. Hahn, J.E. Maybin, D.E. Mitchell and S.T. Peeler. This Committee reviews generally and makes recommendations to the Board of Directors with regard to the Company's retirement plans, related agreements and the appointment and performance of retirement fund investment managers. This committee met twice during 1998.

ELECTION OF DIRECTORS

The Articles of the Company provide that directors are elected and retire in rotation. Directors are elected to hold office until the close of the third ensuing annual meeting and at each annual meeting approximately one-third of the board is elected. Effective upon the termination of the forthcoming annual meeting, the terms of Hugh J. Kelly, Louis G. Munin and Stuart T. Peeler will expire. It is proposed that three directors be elected for the ensuing three years. Management will place before the annual meeting as nominees Hugh J. Kelly, Louis G. Munin and Stuart T. Peeler and PROXIES GIVEN PURSUANT TO THIS SOLICITATION BY MANAGEMENT WILL BE VOTED FOR THE ELECTION OF SAID NOMINEES UNLESS INDICATED OTHERWISE. While management knows of no reason why the said nominees will be unable or unwilling to serve as directors, if for any reason they shall be unable or unwilling to serve, it is intended that proxies given pursuant to this solicitation by management will be voted for substitute nominees selected by management.

Information is given below with respect to the nominees and the directors whose terms of office as directors will continue after the meeting.


                                                                      SERVED AS         TERM
                  NAME AND PRINCIPAL OCCUPATION                     DIRECTOR SINCE     EXPIRES
                  -----------------------------                     --------------     -------
STEPHEN C. HURLEY, Dallas, Texas
Senior Vice President and Chief Operating Officer of the                 1997            2000
Company(1)

HUGH J. KELLY, Mandeville, Louisiana
Corporate Director and Consultant(2)                                     1989            2002(3)

JOHN E. MAYBIN, Calgary, Alberta
Corporate Director                                                       1991            2000

STANLEY A. MILNER, A.O.E., LL.D., Edmonton, Alberta
President and Chief Executive Officer of the Company(4)                  1988            2001

DAVID E. MITCHELL, O.C., Calgary, Alberta
Chairman of Alberta Energy Company Ltd.(5)                               1989            2001

LOUIS G. MUNIN, Dallas, Texas
Corporate Director and Financial Consultant(6)                           1989            2002(3)

ESTHER S. ONDRACK, Spruce Grove, Alberta
Senior Vice President and Secretary of the Company(7)                    1988            2000

STUART T. PEELER, Tucson, Arizona
Corporate Director and Petroleum Industry Consultant(8)                  1989            2002(3)

(1) S.C. Hurley joined the Company as Senior Vice President and Chief Operating Officer in September, 1995. From 1987 until 1991 he was Vice President, Exploration of Ocean Drilling & Exploration Company and from 1991 to 1995 he was Vice President, Exploration of Murphy Exploration and Production Company.

(2)  H.J. Kelly is a director of Gulf Island Fabrication Inc. and Tidewater Inc.

(3)  Date when proposed term of office will expire.

(4) S. A. Milner is a director of Alberta Energy Company Ltd. and Canadian Pacific Limited.

(5)  D. E. Mitchell is a director of Alberta Energy Company Ltd. and Air Canada.

(6) L. G. Munin is a director of Lafarge Canada Inc. and Walden Residential Properties, Inc.

(7) E. S. Ondrack was Vice President and Secretary of the Company until June, 1995.

(8)  S. T. Peeler is a director of Homestake Mining Company.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation paid, during each of the Company's three most recently completed fiscal years, to the Chief Executive Officer and the Company's next four most highly compensated executive officers (collectively "Named Executive Officers").


                                                  SUMMARY COMPENSATION TABLE
                                                           (U.S. $)
------------------------------------------------------------------------------------------------------------------------------
                                                    Annual Compensation            Long - Term Compensation
                                             ---------------------------------  ------------------------------
                                                                                        Awards         Payouts
                                                                                ---------------------- -------
                                                                                Securities Restricted
                                                                                   Under      Shares
                                                                      Other       Options       or
             Name and                                                Annual      and SARs  Restricted    LTIP      All Other
             Principal                        Salary      Bonus    Compensation   Granted  Share Units  Payouts   Compensation
             Position                Year       ($)        ($)         ($)          (#)         ($)      ($)         (1)($)
             --------                ----     -------    -------   ------------ ---------  ------------ ------- ---------------
  Stanley A. Milner                  1998     355,000    100,000       (2)          5,000        -        -         88,561
  President and                      1997     320,273    250,000       (2)         25,000        -        -         83,568
  Chief Executive Officer            1996     293,592    150,000       (2)              -        -        -         76,475

  Stephen C. Hurley                  1998     283,875     70,000       (2)         30,000        -        -         64,085
  Senior Vice President and          1997     245,946    185,000       (2)         25,000        -        -         52,317
  Chief Operating Officer            1996     226,689    100,000       (2)              -        -        -         45,414

  Edward L. Hahn                     1998     142,655     21,500       (2)              -        -        -         44,258
  Senior Vice President,             1997     136,176     40,000       (2)         10,000        -        -         34,755
  Finance and Treasurer              1996     130,078     35,000       (2)              -        -        -         33,102

  Esther S. Ondrack                  1998     129,231     19,500       (2)          5,000        -        -         40,142
  Senior Vice President              1997     122,157     40,000       (2)         15,000        -        -         30,517
  and Secretary                      1996     116,246     35,000       (2)              -        -        -         28,979

  Ronald J. Stefure                  1998      95,790     14,500       (2)              -        -        -         25,364
  Vice President                     1997      95,570     35,000       (2)          9,000(3)     -        -         21,063
  and Controller                     1996      78,293     20,000       (2)              -        -        -         13,619


(1) The amounts in this column represent Company contributions to the defined contribution retirement plans, the savings plan and the life insurance plan in which plans the Named Executive Officers participate on the same basis as all other employees. Such amounts do not include directors fees paid to S.A. Milner ($30,000 in 1996, $24,000 in 1997 and $25,000 in 1998), E.S.
     Ondrack ($30,000 in 1996, $24,000 in 1997, and $25,000 in 1998), and S.C.
     Hurley ($9,423 in 1997 and $25,000 in 1998) or a relocation allowance of $358,100 paid to S.C. Hurley in 1996.

(2) The value of perquisites and benefits for each of the Named Executive Officers is not greater than the lesser of Cdn. $50,000 and 10% of total annual salary and bonus.

(3)  Includes 4,000 Share Appreciation Rights ("SARs") and 5,000 share options.

The following table sets forth information regarding grants of share options to the Named Executive Officers during the financial year ended December 31, 1998.


                                                  OPTION GRANTS DURING 1998
                      ----------------------------------------------------------------------------------------
                                                                         Potential Realizable Value at Assumed
                                                                             Annual Rates of Stock Price
                      Number of Shares  % of Total Options                   Appreciation for Option Term
                        Under Options         Granted        Exercise    -------------------------------------       Expiration
  Name                     Granted            in 1998        Price(1)         5%                         10%            Date
  ----                ----------------  -------------------  ---------   -----------                  --------       -----------
  Stanley A. Milner        5,000                7.7           $23.00         $72,325                  $183,280       May 13, 2008
  Stephen C. Hurley        5,000                7.7            23.00          72,325                   183,280       May 13, 2008
                          25,000               38.5            18.00         283,000                   717,175     Sept. 21, 2008
  Esther S. Ondrack        5,000                7.7            23.00          72,325                   183,280       May 13, 2008

(1)  Market value of shares underlying options on the date of grant.

The options are exercisable as to one-third of the granted amount on and after each of the first three anniversaries of the date of grant. Exercisability of options accelerates in certain events, including death, disability, retirement and a change in control of the Company. The exercisability of options is contingent upon continued service except that options exercisable on the date of termination of employment may be exercised thereafter under certain conditions.

No options were exercised by the Named Executive Officers in 1998. The following table shows the value, on December 31, 1998, of the unexercised options held by the Named Executive Officers.


      SHARE OPTION EXERCISES IN 1998 AND YEAR-END 1998 SHARE OPTION VALUES

                                                                Unexercised Options held on   Value of Unexercised in-the-Money
                              Securities                             December 31, 1998          Options on December 31, 1998
                               Acquired      Aggregate Value    ----------------------------- ---------------------------------
           Name              on Exercise       Realized ($)      Exercisable    Unexercisable   Exercisable    Unexercisable
           ----              -----------       ------------      -----------    -------------   -----------    -------------
  Stanley A. Milner               -                 -              143,333         21,667         $80,200           -
  Stephen C. Hurley               -                 -               83,333         46,667            -              -
  Edward L. Hahn                  -                 -               30,833          6,667           9,700           -
  Esther S. Ondrack               -                 -               87,500         15,000          39,200           -
  Ronald J. Stefure               -                 -               36,666          3,334           7,500           -

CHANGE IN CONTROL AGREEMENTS

The Company has agreements with certain employees, including the Named Executive Officers, that require that if, under certain circumstances, following a change in control of the Company, employment is terminated, the employee will receive a severance payment equal to two times the employee's average annual base salary during the previous three years and certain benefits for a two year period following termination of employment.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors is responsible for reviewing compensation policies and practices of the Company, both generally and in specific relation to the appointment and compensation of the officers and certain members of senior management. The Compensation Committee makes recommendations to the Board of Directors with respect thereto and with respect to benefit plans including the Share Option Plan and grants thereunder.

Compensation of the Company's employees, including officers and senior management, is comprised of salary, periodic bonuses for outstanding effort and results, various benefit plans, including a retirement plan and a savings plan and stock options. Compensation plans are designed to provide competitive levels of compensation which will attract and retain competent, motivated personnel who will perform to their potential to increase the value of the Company for the benefit of the shareholders.

Salaries are reviewed annually in relation to the achievement of both corporate and individual performance objectives and with a view to achieving and maintaining external competitiveness and internal equity. Grants are made under the Share Option Plan in the discretion of the Board of Directors on the advice of the Compensation Committee and vary as to timing and amount with the responsibilities and performance of the individual.

The compensation of the President and Chief Executive Officer of the Company, Mr. Stanley A. Milner, is comprised of the same components and is determined in the same manner as that of the other executive officers.

Submitted on behalf of the Compensation Committee:   Stuart T. Peeler, Chairman    John E. Maybin
                                                     Hugh J. Kelly                 David E. Mitchell

The Board of Directors has accepted all recommendations of the Compensation Committee.

PERFORMANCE GRAPHS(1)

The graphs which follow assume that C$100 was invested on April 30, 1989, when the Company commenced operations, in the Company's common shares and in The Toronto Stock Exchange (TSE) Oil and Gas Producers Index; and on December 31, 1993 in the Company's common shares, the TSE Oil and Gas Producers Index and the TSE 300 Composite Index.



              Cumulative Value of C$100 Invested on April 30, 1989

                                     [GRAPH]


              Apr. 30   Dec. 31    Dec. 31   Dec. 31    Dec. 31   Dec. 31    Dec. 31   Dec. 31    Dec. 31   Dec. 31    Dec. 31
               1989       1989      1990       1991      1992       1993      1994       1995      1996       1997      1998
              -------   -------    -------   -------    -------   -------    -------   -------    -------   -------    -------
  CII Cdn.$     100       144        137       101        137       135        91        149        224       189        143

   TSE O&GP     100       113        102        87        93        129        117       136        187       167        117




             Cumulative Value of C$100 Invested on December 31, 1993


                                     [GRAPH]


                     Dec. 31, 1993  Dec. 31, 1994   Dec. 31, 1995  Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1998
                     -------------  -------------   -------------  -------------  -------------  -------------
         CII Cdn. $      100              67            110            166            140            106

           TSE O&GP      100              91            105            145            130             90

            TSE 300      100             100            114            147            169            166


(1) Reinvestment of dividends is assumed in all cases. The graphs were plotted using the data shown below each graph.

The following graphs assume that US$100 was invested on April 30, 1989, when the Company commenced operations, in the Company's common shares and in the American Stock Exchange ("AMEX") Natural Resources Index and on December 31, 1993 in the Company's common shares, the AMEX Natural Resources Index and the AMEX Market Value Index. The AMEX Natural Resources Index was reconfigured effective December 31, 1995.




              Cumulative Value of US$100 Invested on April 30, 1989


                                     [GRAPH]


                  Apr. 30   Dec. 31    Dec. 31   Dec. 31    Dec. 31   Dec. 31    Dec. 31    Dec. 31   Dec. 31    Dec. 31   Dec. 31
                   1989       1989      1990       1991      1992       1993      1994       1995       1996      1997       1998
                  -------   -------    -------   -------    -------   -------    -------    -------   -------    -------   -------
CII US$             100       150        140       105        129       122        75         131       193        157       106

AMEX Nat. Res       100       115        96         84        73         91        90         100       123        132        86




            Cumulative Value of US$100 Invested on December 31, 1993


                                     [GRAPH]



                          Dec. 31,       Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,       Dec. 31,
                            1993           1994          1995          1996          1997           1998
                          --------       --------      --------      --------      --------       --------
     CIIUS$                   00            61           108           158           129            87

     AMEX Nat. Res.          100            99           100           123           132            86

     Market Value Index      100            91           115           120           143           144

COMPENSATION OF DIRECTORS

With effect from January 1, 1998, each Director receives an annual retainer of $25,000, which is paid in quarterly installments. Each non-executive Director is also paid at the rate of $1,000 for each Board meeting and committee meeting attended. In addition, the Chairman of the Board and the Chairman of each committee receives a chairman's retainer in the amount of $4,000 per year, paid in quarterly installments. Directors receive no compensation for the time required to prepare for or travel to or from Board or committee meetings. The Company reimburses reasonable out-of-pocket expenses incurred by Directors. On May 14, 1998, each of the Directors was granted an option on 5,000 common shares at the exercise price of $23.00 per share and on March 11, 1999, each of the Directors was granted an option on 5,000 common shares at the exercise price of $11.43 per share.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Company supports and complies with the corporate governance guidelines of The Toronto Stock Exchange. The Company's Board of Directors participates actively in strategic planning and in the identification and management of business risks confronting the Company. Corporate objectives, budgets and corporate authorities are reviewed and approved regularly. The Company's Board and Board Committees have ongoing involvement in succession planning, shareholder communications, internal control matters and management information systems. The Board has a non-executive Chairman and is comprised of eight members, five of whom are unrelated directors as defined by The Toronto Stock Exchange.

APPOINTMENT OF AUDITORS

As set forth in the notice, action will be taken at the meeting to provide for the appointment of auditors until the close of the next annual meeting. THE PROXIES HEREBY SOLICITED WILL BE EXERCISED IN FAVOR OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP which firm and its predecessor, Price Waterhouse, have been the Company's auditors since the Company's inception. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting.

SHAREHOLDER RIGHTS PLAN

Shareholders are being asked to reconfirm the Shareholder Rights Plan (the "Rights Plan") which was adopted by the Board of Directors and became effective on February 23, 1994 and was confirmed by the shareholders on May 26, 1994. Reconfirmation by the shareholders requires that a majority of the votes cast be in favor thereof. THE PROXIES HEREBY SOLICITED WILL BE EXERCISED IN FAVOR OF THE RECONFIRMATION OF THE SHAREHOLDER RIGHTS PLAN. The full text of the Rights Plan is on the public record and, in addition, any shareholder may obtain a copy by contacting the Secretary of the Company at its Edmonton office.

The following is a general summary of the terms of the Rights Plan. The summary is qualified in its entirety by reference to the text of the Rights Plan.

The Rights Plan is designed to ensure that any individual or group seeking to acquire control of Chieftain will do so in a manner which will allow the shareholders and the Board of Directors sufficient time to assess the offer. THE RIGHTS PLAN REQUIRES THAT ALL SHAREHOLDERS BE TREATED EQUITABLY, I.E. THAT ALL SHAREHOLDERS BE OFFERED THE SAME CONSIDERATION FOR THEIR SHARES.

To comply with the Rights Plan:

(a)  a bid must be made in writing for all shares to all shareholders;

(b)  a bid must be open for at least 90 days;

(c) the bidder must not own more than 10% of the shares when it starts the bid process;

(d) at least 50% of the shares held by shareholders independent of the bidder must be deposited with the bidder before the bidder can purchase any of such shares; and

(e) if the minimum number of shares, as in (d) above, are deposited, the bidder must announce this and then leave the bid open for at least 10 more days.

If an individual or group acquires 25% or more of the shares other than by complying with the Rights Plan, it becomes an "acquiring person" and the shareholder rights are triggered. The Rights Plan gives shareholders rights to buy shares if a bid is made that does not comply with the required bidding procedures. Rights held by an "acquiring person" are not exercisable. Shares owned by an investment manager or trust company in the normal course of its business would not trigger the Plan.

A competing bid submitted during the term of the first bid will be required to be outstanding only for the remaining part of the original 90-day period (subject to the current statutory minimum of 21 days).

Securities laws require that the Board of Directors deliver to shareholders within 10 days of a bid a written assessment of the bid. The shareholders determine if a bid is acceptable by deciding whether or not to tender their shares.

The Plan ensures that holders of convertible preferred shares will receive rights as though they had converted their preferred shares into common shares.

The Plan will expire on February 22, 2004, 10 years after its effective date.

OTHER MATTERS

To the knowledge of the directors and management of the Company, there is no business to be presented for action by the shareholders at the meeting to which this Information Circular relates other than that mentioned herein or in the Notice of Meeting.

The date by which shareholder proposals must be received by the Company for inclusion in the information circular and proxy form relating to the 2000 annual meeting is December 1, 1999.

ADDITIONAL INFORMATION

Copies of the Company's latest Annual Information Form and any documents incorporated therein by reference; the Company's latest Annual Report on Form 10-K and any documents incorporated therein by reference; the Company's audited Consolidated Financial Statements for the year ended December 31, 1998 and any interim financial statements issued subsequent thereto, and this Information Circular may be obtained from the Secretary of the Company at 1201 TD Tower, 10088 - 102 Avenue, Edmonton, Alberta, Canada, T5J 2Z1.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.






/s/ S. A. Milner                            /s/ E. L. Hahn
----------------------------------          ------------------------------------
S.A. Milner, A.O.E., LL.D.                  E.L. Hahn
President and                               Senior Vice President, Finance and
Chief Executive Officer                     Treasurer, Chief Financial Officer

Edmonton, Alberta
March 11, 1999

                         CHIEFTAIN INTERNATIONAL, INC.
                       1201 TD TOWER, 10088 - 102 AVENUE
                           EDMONTON, ALBERTA T5J 2Z1
                                     CANADA
                           TELEPHONE:  (780) 425-1950
                           FACSIMILE:  (780) 429-4681

                              INSTRUMENT OF PROXY

         PROXY SOLICITED ON BEHALF OF MANAGEMENT FOR THE ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD ON MAY 13, 1999

The undersigned shareholder of CHIEFTAIN INTERNATIONAL, INC. (the "Company"), revoking any proxy heretofore given, hereby nominates, constitutes and appoints STANLEY A. MILNER, President and Chief Executive Officer, or failing him, ESTHER
S. ONDRACK, Senior Vice President and Secretary, or, instead of either of them, ___________________________________________________________________ as proxy of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of the Company to be held on the 13th day of May, 1999, and any and all adjournments thereof and to vote and otherwise act thereat for and on behalf of and in the name of the undersigned, as indicated below:

1. to vote FOR [ ] or WITHHOLD vote on [ ] the election as directors of the nominees named in the Information Circular dated March 11, 1999, to hold office until the annual meeting of shareholders in the year 2002, such nominees being Hugh J. Kelly; Louis G. Munin and Stuart T. Peeler;

2. to vote FOR [ ] or WITHHOLD vote on [ ] the appointment of PricewaterhouseCoopers LLP as auditors of the Company;

3. to vote FOR [ ] or AGAINST [ ] reconfirmation of the Shareholder Rights Plan referred to in the Information Circular dated March 11, 1999;

4. to vote in his or her discretion upon any amendments and/or variations to the matters identified in the notice of meeting and upon such other business as may properly come before the meeting or any and all adjournments thereof;

the undersigned hereby ratifying and confirming all that the said proxy may do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT WHICH RECOMMENDS VOTING FOR ALL ITEMS. THIS PROXY WILL BE VOTED AS SPECIFIED AND IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.


_______________________________________
                (Date)


_______________________________________
      (Signature of Shareholder)


The instrument appointing a proxy shall be in writing and shall be executed by the shareholder or his or her attorney authorized in writing. If the shareholder is a corporation, the instrument must be signed by a duly authorized officer or attorney.

A shareholder who has given a proxy in the above form has the power to revoke it. Procedures for revocation are described in the Information Circular.

THE PERSONS DESIGNATED IN THE ABOVE FORM OF PROXY ARE OFFICERS AND DIRECTORS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM OR HER AT THE MEETING, AND HE OR SHE MAY EXERCISE THIS RIGHT BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

PLEASE FILL OUT, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE, TO CIBC MELLON TRUST COMPANY.